Oasis Marketing Solutions, LLC

Master Services Agreement

THIS MASTER SERVICES AGREEMENT (the “Agreement”) is made as of April 23, 2014 (the “Effective Date”) by and between Cubed, Inc., a Nevada corporation (the “Client”), with its principal place of business located at 830 S. 4th Street, Las Vegas, Nevada 89101, and Oasis Marketing Solutions, LLC, a Texas limited liability company with its principal place of business located at 2205 Appian Way, Pearland, Texas 77584 (the “Company”).

WHEREAS, Client desires to obtain from the Company, and the Company desires to provide to Client, the services set forth in this Agreement; and

WHEREAS, the Company and Client desire to enter into this Agreement in order to set forth the terms and conditions pursuant to which the Company will provide the services and products specified herein.

NOW, THEREFORE, in consideration of the mutual promises made herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.     Services and Products. The Company agrees to provide Client, and Client agrees to obtain from the Company the services (the “Services”) and to purchase the products (the “Products”) described in the attached addenda (each, an “Addendum,” and collectively the “Addenda”) as follows:

Addendum A: Sales and Marketing Services

Addendum B: Call Extension

Addendum C: Customer Support

The Addenda set forth specific terms and conditions applicable to the Services and/or Products. The Client may engage the Company to perform additional services by executing with the Company an additional appropriate Addendum.

2.     Term of Agreement. The term of this Agreement shall commence on the Effective Date and shall continue in effect for so long as there is an Addendum in effect (the “Term”). The term of an Addendum shall commence on the Effective Date and shall continue in effect for the agreed-upon term more particularly described in each Addendum, unless earlier terminated pursuant to the terms of this Agreement.

3.     Fees.

a.      General. Client agrees to pay the Company the fees and commissions for the Services specified in the Addendum applicable to each such Service and/or Product (the “Fees”). Unless expressly provided to the contrary in this Agreement, any Fees set forth in an Addendum do not include out-of-pocket expenses incurred by the Company in providing any Service or Product to Client.

b.     Taxes. The Company shall add to each invoice, and Client shall pay, any sales, use, excise, value added, property, and other taxes and duties however designated that are levied by any taxing authority relating to the Services and Products. In no event shall Client be responsible for taxes based upon the gross or net income of the Company or for taxes that have been assessed to the Company prior to the Effective Date of this Agreement.

c.      Payment Terms. Except as otherwise provided in an Addendum, the Fees for the Services shall be due and payable by Client monthly upon receipt of invoice. No later than the 15th calendar day after the end of each month during the Term, the Company shall deliver an invoice to Client for all Fees incurred and payable by Client for Services and Products provided during such month. The invoice shall present, among other things: (i) all Fees payable for the current month applicable to each Service and/or Product; (ii) all other pass-through expenses properly chargeable to Client, calculated up to the date of the invoice; and (iii) sales or other taxes payable in respect of the Services and Products in accordance with Section 3.b. above. Any invoice submitted by the Company shall be deemed correct for all purposes of this Agreement, unless Client provides written notice to the Company (which may include an e-mail notice) within five business days of the invoice date specifying the nature of the disagreement

4.     Company Obligations. The Company shall observe and fulfill the following obligations in connection with the provision of Services under this Agreement:

a.      Compliance with Law. The Company shall comply with, and shall be solely responsible for complying with, all applicable legal, statutory, and regulatory requirements under federal, state, local, and foreign law.

b.     Company Personnel. The Company shall designate appropriate Company personnel to perform the Services and sell Products, and such personnel shall cooperate with the Client and its personnel in the performance of the Services and sale of Products.

c.      Instructions. The Company shall comply with any and all reasonable operating instructions relating to the Services and Products provided by the Client.

d.     Forms, Supplies, Etc. The Company shall furnish to the Client, or, if the Client agrees to so furnish, reimburse the Client for, any special forms, supplies, equipment, transmission capabilities, or courier services applicable to the provision of the Services or sale of Products hereunder.

e.     Responsibilities Under Addenda. The Company shall fulfill all responsibilities required of the Company as set forth in any Addendum, as well as make timely decisions and obtain required management approvals in connection with the provision of Services and sale of Products under any Addendum.

5.     Confidentiality and Ownership.

a.        Confidential Information. The Company agrees to hold as confidential, and not disclose to any other party, except as expressly permitted herein, all information, research, development, trade secrets, plans, business affairs, and any other proprietary materials received by the Company from the Client (collectively, the “Client Confidential Information”). “Client Confidential Information” shall also be deemed to include Client’s proprietary computer and software programs, custom software modifications, software documentation and training aids, and all data, code, techniques, algorithms, methods, logic, architecture, and designs embodied or incorporated therein. All Client Confidential Information shall remain the sole and exclusive property of the Client. The Company will use the same care and discretion to avoid disclosure of Client Confidential Information as it uses with its own similar information that is does not wish to be disclosed, but in no event less than a reasonable standard of care. The Company shall not use Client Confidential Information except in connection with the Services under this Agreement. The Company may disclose Client Confidential Information to: (i) the Company’s employees who have a need to know such information in connection with the provision of Services hereunder; and (ii) any other party with the Client’s prior written consent. Before disclosure to any of the above referenced parties, the Company will use its best efforts to cause any such party to agree to treat Client Confidential Information as such in accordance with this Agreement. Notwithstanding any contrary provision herein, the Company may disclose Client Confidential Information to the extent required by law or legal process; provided that, the Company agrees to provide the Client with notice of any such compelled disclosure, no later than five business days after receipt of notice requiring such disclosure, to enable the Client, at its own expense, a reasonable effort to obtain a protective order. In addition, and notwithstanding any contrary provision herein, no obligation of confidentiality applies to any Client Confidential Information that (i) the Company already possesses as of the Effective Date and which is not restricted by any obligation of confidentiality, (ii) the Company develops or has previously developed independently prior to receipt from the Client, (iii) the Company receives or has previously received from a third party who was not under any obligation of confidentiality to the Client at the time of receipt by the Company, or (iv) is or becomes publicly available without a breach of this Agreement.

b.      Confidentiality of this Agreement. Notwithstanding any contrary provision herein, including the terms of this Section 5, the Company and Client agree to keep confidential the prices, terms, and conditions of this Agreement, without disclosure to third parties, except (i) as required by law or legal process, (ii) to a court or arbitrator pursuant to a formal proceeding regarding a dispute over this Agreement, (iii) to the Company’s or Client’s respective outside accountants or legal counsel, or (iv) provided that a written confidentiality agreement is executed protecting such information, to a potential acquiror of either the Company or Client.

c.     Return of Confidential Information. Upon the termination of this Agreement for any reason, the Company agrees to return to the Client within seven business days after the effective date of such termination all electronic, written, or descriptive materials of any kind that contain or discuss Client Confidential Information, and the Company shall promptly destroy all materials generated by the Company or its agents that include or refer to any part of the Client’s Confidential Information, without retaining a copy of such materials,

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a.      including electronic files, programs, databases, or the like, stored on any computer or similar device by the Company; except that, the Company may retain one copy of each item of Client Confidential Information in its legal department or with its outside legal counsel for use only in monitoring its compliance with the foregoing obligations.

6.     Company Warranties. The Company represents and warrants that (i) no contractual obligations currently exist that would prevent the Company from entering into this Agreement, and (ii) the Company has all requisite authority to execute, deliver, and perform this Agreement. The Company shall indemnify and hold harmless the Client, its officers, directors, employees, affiliates, agents, and representatives from and against any claims, damages, losses, or actions arising out of any breach of this Agreement by the Company.

7.     Limitation of Liability. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY SHALL NOT BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES, OR FOR LOST PROFITS, REVENUES, USE OR DATA IN CONNECTION WITH THE SERVICES TO BE PROVIDED TO CLIENT, EVEN IF THE COMPANY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE CUMULATIVE LIABILITY OF COMPANY TO CLIENT FOR ALL CLAIMS WHATSOEVER ARISING OUT OF THE SERVICES TO BE PROVIDED HEREUNDER, INCLUDING ANY CAUSE OF ACTION SOUNDING IN CONTRACT, WARRANTY, TORT, OR STRICT LIABILITY SHALL NOT EXCEED THE TOTAL AMOUNT OF ALL FEES PAID TO THE COMPANY BY CLIENT UNDER THIS AGREEMENT.

8.     Termination. This Agreement may be terminated upon the occurrence of any of the events as provided in this Section 8.

a.      Material Breach. Either Client or the Company may terminate this Agreement in the event of a material breach of any of the terms of this Agreement by the other party and such breach is not cured within five business days following the non-breaching party providing written notice to the breaching party stating, with particularity and in reasonable detail, the nature of the claimed breach.

b.     With or Without Cause. This Agreement may be terminated by either Client or the Company, with or without cause, upon 45 days prior written notice to the other party.

c.      Bankruptcy or Insolvency. Either Client or the Company may terminate this Agreement in the event the other party becomes the subject of any proceeding under the Bankruptcy Code.

d.     Merger or Acquisition of the Company. The Client may terminate this Agreement in the event of a merger between the Company and another entity in which the Company is not the surviving entity, or an acquisition by another entity of a majority of the voting common equity of the Company, or an acquisition by another entity of all or substantially all of the assets of the Company.

9.     Obligations Upon Termination. In the event either Client or the Company terminates this Agreement pursuant to Section 8 above, Client shall pay to the Company, within 30 calendar days after the date of termination, all accrued but unpaid Fees and pass-through expenses incurred by the Company through the date of termination. The Company shall deliver a closing invoice to Client no later than the date of termination setting forth the Fees and expenses payable.

10.     Miscellaneous.

a.      Binding Agreement; Assignment. This Agreement is binding upon the parties and their respective successors and permitted assigns. Neither this Agreement nor any interest hereunder may be assigned, transferred, sold, pledged, or otherwise disposed of by Client without the prior written consent of the Client. For purposes of the preceding sentence, this Agreement shall be deemed to have been “assigned” or “transferred” upon the occurrence of any of the following: (i) any merger of the Company with another entity pursuant to which the Company is not the surviving entity; (ii) any sale or transfer of a majority of the voting common equity of the Company; or (iii) any sale of all or substantially all of the assets of the Company. The Client may assign this Agreement, without the Company’s consent, to any entity controlling, controlled by, or under common control with the Client, or to any non-affiliated entity that has acquired the Client, whether pursuant to a merger, sale of the Client’s voting common stock, or sale of all or substantially all of the Client’s assets.

b.     Ownership of Trade Secrets, Etc.. The Company agrees that all Client Confidential Information, proprietary information of the Client, and trade secrets of the Client are owned by and belong to the Client exclusively. The Client’s ownership rights to such works, creations, discoveries, improvements, or other confidential and proprietary information and trade secrets shall exist regardless of the hours during which, or facilities at

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    which, the creation, discovery, improvement, or other confidential and proprietary information and trade secrets are made.

c.    Subcontractors. Client agrees that the Company may subcontract any of the Services to be performed under this Agreement; provided that, any such subcontractors shall be required to comply with all of the applicable terms and conditions of this Agreement.

d.      Entire Agreement. This Agreement, including all Addenda, which are expressly incorporated by reference herein, constitutes the complete and exclusive statement of the agreement between the parties as to the subject matter hereof and supersedes all previous agreements with respect thereto. Each party acknowledges that it has not entered into this Agreement in reliance upon any representation made by the other party which is not embodied herein. In the event any of the provisions of an Addendum are in conflict with any of the provisions of this Agreement, the terms and provisions of this Agreement shall control, unless the Addendum in question expressly provides that its terms and provisions shall control.

e.     Severability. If any provision of this Agreement is held to be unenforceable or invalid, the other provisions shall continue in full force and effect.

f.     Governing Law; Venue. This Agreement shall be governed by the internal laws of the State of Delaware, without reference to conflicts of law principles thereof. The parties consent to the non-exclusive jurisdiction of the federal and state courts located in Clark County, Nevada in connection with any action or proceeding to enforce, or arising out of, this Agreement, and the parties agree that venue will be proper in such court in any such matter.

g.       Force Majeure. Neither party shall be responsible for delays or failures in performance resulting from acts reasonably beyond the control of that party.

h.      Notices. Any written notice required or permitted to be given under this Agreement shall be given by: (i) registered or certified mail, return receipt requested, postage prepaid; (ii) confirmed e-mail; (iii) confirmed facsimile; or (iv) nationally recognized overnight courier service, to the other party as follows, or to such other address as a party may designate in writing:

If to the Client: Cubed, Inc.

Attn: __________

830 S. 4th Street

Las Vegas, Nevada 89101

Telephone: _____

Facsimile: _____

E-Mail: _____

If to the Company: Oasis Marketing Solutions, LLC

Attn: Jason Adams

2205 Appian Way

Pearland, TX 77584

(713) 436-4010

(832) 553-7424

jadams@oasismarketingsolutions.com

Notices will be deemed received upon the earlier of (i) receipt, or (ii) seven business days after mailing or transmittal.

i.     No Waiver. The failure of either party to insist on strict performance of any of the provisions hereunder shall not be construed as a waiver of any subsequent default of a similar nature.

j.       Survival. The provisions of Sections 4, 5, and 6 shall survive the expiration or termination of this Agreement.

k.       Amendments. This Agreement may be amended or modified only pursuant to a written instrument signed by both parties.

l.      No Partnership. This Agreement shall not be construed to make either party an agent or legal representative of the other party, and does not, and shall not be construed to, create a partnership or joint venture between the parties hereto. Both parties are independent contractors and principals for their own accounts.

m.       Use of Name, Logos, Etc. Neither party shall use the other party’s name, trademarks, service marks, logos, trade names, or branding for any purpose without the prior written consent of the other party.

n.    Counterparts. This Agreement may be executed by the parties in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. A copy of the executed signature page delivered by confirmed e-mail or facsimile shall be considered the equivalent to, and enforceable as, an original signature.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned parties have duly executed this Agreement as of the Effective Date set forth above.

Oasis Marketing Services, LLC

By: /s/ Jason Adams

Name: Jason Adams

Title: Chief Operations Officer

Address: 2205 Appian Way, Pearland, TX 77584

Cubed, Inc.

By: /s/ Douglas Shinsato

Name: Douglas Shinsato

Title: COO

Address: 830 S. 4th Street, Las Vegas, NV 89101

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ADDENDUM A

Sales and Marketing Services Addendum

THIS SALES AND MARKETING SERVICES ADDENDUM (the “Addendum A”) is made as of _____, 2014 (the “Effective Date”) by and between Cubed, Inc., a Nevada corporation (the “Client”), with its principal place of business located at 830 S. 4th Street, Las Vegas, Nevada 89101, and Oasis Marketing Solutions, LLC, a __________ limited liability company with its principal place of business located at 2205 Appian Way, Pearland, Texas 77584 (the “Company”).

WHEREAS, the Company and the Client have entered into that certain Master Services Agreement dated _____, 2014 (the “Master Agreement”); and

WHEREAS, the Company is in the business of providing various sales and marketing services, outbound and inbound call handling, and attendant support services on behalf of its clients; and

WHEREAS, the Client is in the business of developing, marketing, and selling a 3-D cube-tool interactive digital software interface which allows users to integrate audio, image, video, text, social media, e-magazine, and e-commerce functions with any device (the “Cube Platform”); and

WHEREAS, the Client wishes to engage the services of the Company on a non-exclusive basis to assist the Client in marketing and selling the Cube to Customers (as defined below) pursuant to this Addendum A; and

WHEREAS, the Company desires to assist the Client in the manner provided pursuant to this Addendum A.

NOW, THEREFORE, in consideration of the mutual promises made herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.                   Integration. The Master Agreement to which this Addendum A is attached, and this Addendum A and all exhibits hereto, together with all other addenda to the Master Agreement, constitute a binding agreement between the Company and the Client in accordance with the terms and conditions of the Master Agreement and this Addendum A. In the event any of the provisions of this Addendum A are in conflict with any of the provisions of the Master Agreement, the terms and provisions of the Master Agreement shall control, unless this Addendum A expressly provides that its terms and provisions shall control.

2.                   Appointment. Subject to the terms and conditions of this Addendum A, the Client hereby appoints the Company as an independent contractor non-exclusive sales and marketing representative, and not as an employee, of the Client for the sale and marketing of the Cube Platform to new and existing Customers of the Company without geographical restriction or limitation. For purposes of this Addendum A, “Customers” is defined as those small business customers of the Company with the characteristics set forth on the attached Appendix A, which may be updated and amended from time to time by the parties. The Company and Client may add or delete products and services for which the Company is providing sales and marketing services under this Addendum A pursuant to a written addendum signed by both parties.

3.                   Relationship Between the Parties. The Company acknowledges that it shall at all times act and perform as an independent contractor hereunder and shall not, for any purposes, be deemed an employee of the Client. The Company shall have no authority to act for, or on behalf of, or to bind the Client in any manner whatsoever. The Client shall have no right to control or direct the details, manner, or means by which the Company accomplishes the results of the services performed under this Agreement. The Client shall have no right to exercise any control or influence over the professional judgment of the Company, including limiting or extending the amount of time that the Company spends in performing services for the Client. The Company’s obligations hereunder are to complete the services described in this Addendum A and to meet any deadlines set by the Client with respect thereto. The Company shall retain the right to contract for similar services with other businesses or individuals.

4.                   Services. The Company undertakes and agrees to use its best efforts to market and sell the Cube Platform to Customers at such prices and upon such terms and conditions as the Client may specify on the attached Appendix B, which may be updated and amended by the Client in its sole discretion from time to time. The Company shall clearly identify to all prospective Customers that the Company is an independent contractor for the Client. The Company shall not use the “Cubed, Inc.” trade name, or any derivations or equivalents thereof, in any publicity, advertising, telephone listings, signs, business cards, letterhead, or any other manner without the prior written consent of the Client. The Company shall obtain the prior approval of the Client prior to quoting any fees, charges, or prices for the Cube Platform other than as set forth in Appendix B. All sales agreements or purchase orders shall be entered into directly with the Customers by the Company, and the Company shall perform all Customer billing and support services. The Company agrees to use its best efforts to service and maintain Customer accounts, subject to the supervision and direction of the Client. In this regard, the Company hereby agrees:

(a) To diligently solicit all Customers and prospective Customers for the sales of the Cube Platform;

(b) To promptly and diligently attempt to resolve all inquiries and problems raised by Customers, answer all inquiries, meet with Customers, and otherwise service all Customers whether before or after a valid order or contract has been executed by a Customer and accepted by the Company, and to promptly advise the Client of all such inquiries and problems raised by said Customers; and

(c) To provide call reports to the Client on a monthly basis, accounting for the Company’s servicing efforts under this Agreement.

5.	Term and Termination.

(a) Term. The term of this Addendum A shall commence on the Effective Date and shall continue indefinitely until terminated pursuant to Section 5(b) of this Addendum A (the “Term”).

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(b) Termination. Either the Company or Client may terminate this Addendum A, with or without cause and for any reason, upon 45 days’ prior written notice of termination to the other party. Upon termination of this Addendum A, the Company shall transfer all Customer accounts and Customer information to the Client, and the Client shall have the exclusive right to service and administer such Customer accounts.

6.	Compensation.

(a) Commission. During the Term of this Addendum A, the Client shall pay to the Company a commission at the percentages, rates, or amounts set forth on the attached Appendix C on completed sales of the Cube Platform to Customers that were solicited by the Company. Commissions shall be deemed earned by the Company and payable by the Client upon the receipt of payment for Cube Platform sales by the Client from the applicable Customers. Commissions earned by the Company shall be computed based on the net amount of the invoices rendered, exclusive of all normal and recurring bona fide trade discounts having the Client’s prior approval, and any applicable sales or similar taxes. Except as specifically stated otherwise herein, the Company is not guaranteed a minimum commission or minimum compensation.

(b) No Withholding. Because the Company is retained under this Addendum A as an independent contractor of the Client, the Company and the Client acknowledge and agree that the Client will not deduct any amounts in respect of federal or state taxes, unemployment insurance, or Social Security contributions from the payments made to the Company pursuant to Section 6(a), and that the Company shall remain solely responsible and liable for the payment of all such taxes and assessments. The Company hereby expressly covenants to make such payments as may be required by applicable law and to indemnify, defend, and hold the Client harmless should any governmental agency or other taxing authority claim that the Client was obligated to withhold such amounts. The Client shall report the total compensation paid to the Company pursuant to this Agreement on a Form 1099 for the year in which the Company’s services were provided hereunder.

(c) Expenses. Because the Company is retained under this Addendum A as an independent contractor of the Client, and not as an employee, the Company and the Client acknowledge and agree that the Company shall be solely responsible for the payment of any and all expenses incurred by the Company in the course of fulfilling the Company’s duties under this Addendum A.

7.       Orders. All orders received by the Company for the sale of the Cube Platform shall be subject to the right of the Client to reject or cancel the same or any part thereof. The Company shall furnish promptly to the Client such reports or data regarding Customers as the Client may, from time to time, reasonably request.

8.       Reports. The Company shall provide the Client sales reports on the Customers the Company solicits under this Addendum A; shall indicate the progress and the problems associated with each Customer, as the Client may request; and shall report to the Client in writing as soon as practicable on all important visits, telephone calls, and other communications with Customers and potential Customers.

9.       Representations and Warranties. The Company agrees not to make any warranty regarding the Cube Platform except as may be expressly authorized by the Client in writing.

10.    Office Space. The Company shall be free to conduct business on behalf of the Client during such hours and at such places as the Company deems advisable.

11.    Miscellaneous.

a.                    Binding Agreement; Assignment. This Addendum A is binding upon the parties and their respective successors and permitted assigns. Neither this Addendum A nor any interest hereunder may be assigned, transferred, sold, pledged, or otherwise disposed of by the Company without the prior written consent of the Client. For purposes of the preceding sentence, this Addendum A shall be deemed to have been “assigned” or “transferred” upon the occurrence of any of the following: (i) any merger of the Company with another entity pursuant to which the Company is not the surviving entity; (ii) any sale or transfer of a majority of the voting common equity of the Company; or (iii) any sale of all or substantially all of the assets of the Company. The Client may assign this Addendum A, without the Company’s consent, to any entity controlling, controlled by, or under common control with the Client, or to any non-affiliated entity that has acquired the Client, whether pursuant to a merger, sale of the Client’s voting common stock, or sale of all or substantially all of the Client’s assets.

b.                   No Waiver. The failure of either party to insist on strict performance of any of the provisions hereunder shall not be construed as a waiver of any subsequent default of a similar nature.

c.                    Amendments. Except as provided herein, this Addendum A may be amended or modified only pursuant to a written instrument signed by both parties.

d.                   Governing Law; Venue. This Addendum A shall be governed by the internal laws of the State of Delaware, without reference to conflicts of law principles thereof. The parties consent to the non-exclusive jurisdiction of the federal and state courts located in Clark County, Nevada in connection with any action or proceeding to enforce, or arising out of, this Addendum A, and the parties agree that venue will be proper in such court in any such matter.

e.                   Notices. Any written notice required or permitted to be given under this Addendum A shall be given in accordance with the provisions of Section 10.h. of the Master Agreement.

f.                     Severability. If any provision of this Addendum A is held to be unenforceable or invalid, the other provisions shall continue in full force and effect.

g.                    Counterparts. This Addendum A may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. A copy of the executed signature page delivered by confirmed e-mail or facsimile shall be considered the equivalent to, and enforceable as, an original signature.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned parties have duly executed this Addendum A as of the Effective Date set forth above.

Oasis Marketing Services, LLC

By: /s/ Craig Franklin

Name: Craig Franklin

Title: President

Address: Phoenix, AZ

Cubed, Inc.

By: /s/ Douglas Shinsato

Name: Douglas Shinsato

Title: COO

Address: 830 S. 4th Street, Las Vegas, NV 89101

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Appendix A

CUSTOMERS

[Insert characteristics of small business customers.]

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APPENDIX B

TERMS AND CONDITIONS

  [The Company shall use its best efforts to market and sell the Cube Platform to Customers, and the Company shall offer the Cube Platform for sale to Customers at a price of no less than $**** per month.]

  [The Company may charge each Customer up to a $**** setup fee. The Company shall have the right to retain this $**** per Customer setup fee to offset the cost of acquisition.]

[Insert other terms and conditions of sales.]

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APPENDIX C

COMMISSIONS

  The Client shall pay to the Company, as compensation for the Company’s services performed under this Addendum A, a monthly cash commission (the “Commission”) equal to **% of the Gross Sales Revenue (defined below) for sales of the Cube Platform to Customers. For purposes of this Agreement, “Gross Sales Revenue” means the cash payments actually received by the Client in a month during the Term of this Addendum A on orders for the Cube Platform from Customers solicited by the Company and accepted by the Client during the Term, exclusive of any deduction for discounts, sales, use, or other similar taxes, or any other charges or deductions.

  Payment of the Commissions shall be made by the Client to the Company within 30 calendar days after the end of the calendar month during which the Client received the Gross Sales Revenue to which the Commission applies. At the time of payment, the Client shall furnish the Company with an itemized statement setting forth the computation of the monthly Commissions.

  In the event of termination of this Agreement without cause the Company will continue to receive commissions per this agreement for 90 days from the date of termination.

  On Outbound call programs, Cubed Inc. will pay per the terms of this Exhibit B. OMS will run 100 hour test in 3 verticals at $** per hour. OMS will be paid on the greater of the accumulation of revenues earned vs. the hourly bill rate.

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ADDENDUM B

Call Extension Addendum

THIS CALL EXTENSION ADDENDUM (the “Addendum B”) is made as of _____, 2014 (the “Effective Date”) by and between Cubed, Inc., a Nevada corporation (the “Client”), with its principal place of business located at 830 S. 4th Street, Las Vegas, Nevada 89101, and Oasis Marketing Solutions, LLC, a __________ limited liability company with its principal place of business located at 2205 Appian Way, Pearland, Texas 77584 (the “Company”).

WHEREAS, the Company and the Client have entered into that certain Master Services Agreement dated _____, 2014 (the “Master Agreement”); and

WHEREAS, the Company is in the business of providing various sales and marketing services, outbound and inbound call handling, and attendant support services on behalf of its clients; and

WHEREAS, the Client is in the business of developing, marketing, and selling a 3-D cube-tool interactive digital software interface which allows users to integrate audio, image, video, text, social media, e-magazine, and e-commerce functions with any device (the “Cube Platform”); and

WHEREAS, the Client wishes to engage the services of the Company on a non-exclusive basis to assist with the call extension services as described pursuant to this Addendum B; and

WHEREAS, the Company desires to assist the Client in the manner provided pursuant to this Addendum B; and

WHEREAS, for purposes of this Addendum, the term “Customer” shall have the same meaning as set forth in the Addendum A to this Agreement.

NOW, THEREFORE, in consideration of the mutual promises made herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.                   Integration. The Master Agreement to which this Addendum B is attached, and this Addendum B and all exhibits hereto, together with all other addenda to the Master Agreement, constitute a binding agreement between the Company and the Client in accordance with the terms and conditions of the Master Agreement and this Addendum B. In the event any of the provisions of this Addendum B are in conflict with any of the provisions of the Master Agreement, the terms and provisions of the Master Agreement shall control, unless this Addendum B expressly provides that its terms and provisions shall control.

2.                   Call Extension Services. Subject to the terms and conditions of this Addendum B, the Company shall use the Cube Platform for inbound call extension as well as outbound call extension for the Company’s call centers, in accordance with the following terms and conditions:

a.	The Company shall provide the Cube Platform to its existing as well as new Customers. When a call center representative of the Company (“CCR”) is on a call with a Customer, the CCR shall have the opportunity to provide a text-in number for a cube as well as either text, email, or “toss” the cube to the Customer. The text-in shall be provided at a cost of $**** per usage, as well as a cost of $**** to setup the text-in key word.
b.	Any additional services or products that may become part of the offering shall be mutually agreed to between the parties to this Agreement.
c.	The Client shall collaborate and work with the Company to develop cubes within the Cube Platform to support the services set forth in this Section 2.

3.                   Compensation. [Compensation parameters surrounding this addendum are to be determined.]

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4.                   Miscellaneous.

a.                    Binding Agreement; Assignment. This Addendum B is binding upon the parties and their respective successors and permitted assigns. Neither this Addendum B nor any interest hereunder may be assigned, transferred, sold, pledged, or otherwise disposed of by the Company without the prior written consent of the Client. For purposes of the preceding sentence, this Addendum B shall be deemed to have been “assigned” or “transferred” upon the occurrence of any of the following: (i) any merger of the Company with another entity pursuant to which the Company is not the surviving entity; (ii) any sale or transfer of a majority of the voting common equity of the Company; or (iii) any sale of all or substantially all of the assets of the Company. The Client may assign this Addendum B, without the Company’s consent, to any entity controlling, controlled by, or under common control with the Client, or to any non-affiliated entity that has acquired the Client, whether pursuant to a merger, sale of the Client’s voting common stock, or sale of all or substantially all of the Client’s assets.

b.                   No Waiver. The failure of either party to insist on strict performance of any of the provisions hereunder shall not be construed as a waiver of any subsequent default of a similar nature.

c.                    Amendments. Except as provided herein, this Addendum B may be amended or modified only pursuant to a written instrument signed by both parties.

d.                   Governing Law; Venue. This Addendum B shall be governed by the internal laws of the State of Delaware, without reference to conflicts of law principles thereof. The parties consent to the non-exclusive jurisdiction of the federal and state courts located in Clark County, Nevada in connection with any action or proceeding to enforce, or arising out of, this Addendum B, and the parties agree that venue will be proper in such court in any such matter.

e.                   Notices. Any written notice required or permitted to be given under this Addendum A shall be given in accordance with the provisions of Section 10.h. of the Master Agreement.

f.                     Severability. If any provision of this Addendum B is held to be unenforceable or invalid, the other provisions shall continue in full force and effect.

g.                    Counterparts. This Addendum B may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. A copy of the executed signature page delivered by confirmed e-mail or facsimile shall be considered the equivalent to, and enforceable as, an original signature.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned parties have duly executed this Addendum B as of the Effective Date set forth above.

Oasis Marketing Services, LLC

By: /s/ Craig Franklin

Name: Craig Franklin

Title: President

Address: Phoenix, AZ

Cubed, Inc.

By: /s/ Douglas Shinsato

Name: Douglas Shinsato

Title: COO

Address: 830 S. 4th Street, Las Vegas, NV 89101

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ADDENDUM C

Customer Support Services Addendum

THIS CUSTOMER SUPPORT SERVICES ADDENDUM (the “Addendum C”) is made as of _____, 2014 (the “Effective Date”) by and between Cubed, Inc., a Nevada corporation (the “Client”), with its principal place of business located at 830 S. 4th Street, Las Vegas, Nevada 89101, and Oasis Marketing Solutions, LLC, a __________ limited liability company with its principal place of business located at 2205 Appian Way, Pearland, Texas 77584 (the “Company”).

WHEREAS, the Company and the Client have entered into that certain Master Services Agreement dated _____, 2014 (the “Master Agreement”); and

WHEREAS, the Company is in the business of providing various sales and marketing services, outbound and inbound call handling, and attendant support services on behalf of its clients; and

WHEREAS, the Client is in the business of developing, marketing, and selling a 3-D cube-tool interactive digital software interface which allows users to integrate audio, image, video, text, social media, e-magazine, and e-commerce functions with any device (the “Cube Platform”); and

WHEREAS, the Client wishes to engage the services of the Company on a non-exclusive basis to assist with Customer support services pursuant to this Addendum C; and

WHEREAS, the Company desires to assist the Client in the manner provided pursuant to this Addendum C; and

WHEREAS, for purposes of this Addendum, the term “Customer” shall have the same meaning as set forth in the Addendum A to this Agreement.

NOW, THEREFORE, in consideration of the mutual promises made herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

5.                   Integration. The Master Agreement to which this Addendum C is attached, and this Addendum C and all exhibits hereto, together with all other addenda to the Master Agreement, constitute a binding agreement between the Company and the Client in accordance with the terms and conditions of the Master Agreement and this Addendum C. In the event any of the provisions of this Addendum C are in conflict with any of the provisions of the Master Agreement, the terms and provisions of the Master Agreement shall control, unless this Addendum C expressly provides that its terms and provisions shall control.

6.                   Customer Support Services. Subject to the terms and conditions of this Addendum C, the Company shall provide the following support services to Customers which have purchased the “Plush” version of the Cube Platform, in exchange for the Support Fees set forth herein:

a.	Customers will have the option of calling an 800 number that shall be setup and managed by the Company to act as Tier 1 customer support.
b.	Tier 1 Customer support will be responsible for managing the following Customer needs:

                                                               i.      Resetting a Customer’s PIN.  To reset a Customer’s PIN, the Company’s call center representative (“CCR”) will be provided with “super administrator access” to all Customer accounts (one password that can access all individual Customer accounts), but that will have limited functionality, as communicated by the Client to the Company. To verify account ownership and prevent account theft, Cube Platform accountholders will be required to provide an email address (same as the username) to the CCR, and the CCR will simply reset the PIN. A new, temporary PIN will be sent to the accountholder’s email address which should enable for the accountholder to securely re-establish a new PIN.

                                                              ii.      Changing a Customer’s Account Status: Upgrading an Account. To change a Customer’s account status to the “Plush” version of the Cube Platform, the caller will be required to provide an email address and corresponding PIN to prove account ownership. The CCR will use those credentials to log into the user’s account and input the billing information the user provides over the phone into that user’s account. If the user does not remember his or her PIN, the CCR shall follow the procedure for resetting the user’s PIN in Section 2.b.i. above, then, when the user has updated the PIN and can provide it to the CCR, the CCR shall log into the user’s account and input the billing information the user provides over the phone. A confirmation email will automatically be sent to the user to confirm the subscription that will include the 800 number to call if they have any additional questions.

                                                            iii.      Changing a Customer’s Account Status: Downgrading an Account.  To change a Customer’s account status to “Basic” (free) from “Plush,” the caller will be required to provide an email address and corresponding PIN to prove account ownership. The CCR shall use those credentials to log into the user’s account and change the account status to “Basic.” If the user does not remember his or her PIN, the CCR shall follow the procedure for resetting the user’s PIN in Section 2.b.i. above, then, when the user has updated the PIN and can provide it to the CCR, the CCR shall update the account status to “Basic.” The CCR should explain to the Customer that any cubes created while the Customer was a “Plush” account holder will remain in-tact, but cannot be modified while the account is in “Basic” status, and advanced reporting will no longer be available. The Customer should be reassured that if he or she ever decides to upgrade back to “Plush” status, their “Plush” cubes and advanced reporting will be unlocked. A confirmation email will automatically be sent to the user to confirm the cancellation of the subscription that will include the 800 number to call if the Customer has any additional questions.

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                                                            iv.      Changing the Customer’s Payment Information.  To change a Customer’s payment information, the caller will be required to provide an email address and corresponding PIN to prove account ownership. The CCR will use those credentials to log into the user’s account and change the account status to “Basic.” If the user does not remember his or her PIN, the CCR shall follow the procedure for resetting the user’s PIN in Section 2.b.i. above, then, when the user has updated the PIN and can provide it to the CCR, the CCR shall change the Customer’s payment information, based on the updates provided by the Customer during the call. A confirmation email will automatically be sent to the user to confirm the change of payment information and will also include the 800 number to call if the Customer has any additional questions.

                                                              v.      Changing a Customer’s Billing Address. To change a Customer’s billing address, the caller will be required to provide an email address and corresponding PIN to prove account ownership. The CCR will use those credentials to log into the user’s account and change the account status to “Basic.” If the user does not remember his or her PIN, the CCR shall follow the procedure for resetting the user’s PIN in Section 2.b.i. above, then, when the user has updated the PIN and can provide it to the CCR, the CCR shall change the Customer’s billing address, based on the updates provided by the Customer during the call. A confirmation email will automatically be sent to the user to confirm the change of billing address and will also include the 800 number to call if the Customer has any additional questions.

                                                            vi.      Secondary Responsibilities.  If a Customer calls about a problem that falls outside the responsibilities set forth in Sections 2.b.1 through v. above, the CCR shall be required to complete a support ticket which will be forwarded to Tier 2 Support.

                                                           vii.      Extraordinary Circumstances.  For those Customers who call to ask for help but cannot access the email address used to sign up and do not have their PIN, the CCR shall create a support ticket for these users for Tier 2 Support to determine if there are additional methods to verify their account ownership.

c.	Email addresses and PIN numbers will never be provided to callers claiming to be accountholders over the phone, and the CCRs shall never modify cubes or manage any content outside the “Account Management” section of the platform.

7.                   Support Fees. Client shall pay to the Company the fees for the support services set forth in this Addendum C (the “Support Fees”) as provided in the attached Appendix A.

8.                   Miscellaneous.

a.                    Binding Agreement; Assignment. This Addendum C is binding upon the parties and their respective successors and permitted assigns. Neither this Addendum C nor any interest hereunder may be assigned, transferred, sold, pledged, or otherwise disposed of by the Company without the prior written consent of the Client. For purposes of the preceding sentence, this Addendum C shall be deemed to have been “assigned” or “transferred” upon the occurrence of any of the following: (i) any merger of the Company with another entity pursuant to which the Company is not the surviving entity; (ii) any sale or transfer of a majority of the voting common equity of the Company; or (iii) any sale of all or substantially all of the assets of the Company. The Client may assign this Addendum C, without the Company’s consent, to any entity controlling, controlled by, or under common control with the Client, or to any non-affiliated entity that has acquired the Client, whether pursuant to a merger, sale of the Client’s voting common stock, or sale of all or substantially all of the Client’s assets.

b.                   No Waiver. The failure of either party to insist on strict performance of any of the provisions hereunder shall not be construed as a waiver of any subsequent default of a similar nature.

c.                    Amendments. Except as provided herein, this Addendum C may be amended or modified only pursuant to a written instrument signed by both parties.

d.                   Governing Law; Venue. This Addendum C shall be governed by the internal laws of the State of Delaware, without reference to conflicts of law principles thereof. The parties consent to the non-exclusive jurisdiction of the federal and state courts located in Clark County, Nevada in connection with any action or proceeding to enforce, or arising out of, this Addendum C, and the parties agree that venue will be proper in such court in any such matter.

e.                   Notices. Any written notice required or permitted to be given under this Addendum A shall be given in accordance with the provisions of Section 10.h. of the Master Agreement.

f.                     Severability. If any provision of this Addendum C is held to be unenforceable or invalid, the other provisions shall continue in full force and effect.

g.                    Counterparts. This Addendum C may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. A copy of the executed signature page delivered by confirmed e-mail or facsimile shall be considered the equivalent to, and enforceable as, an original signature.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned parties have duly executed this Addendum C as of the Effective Date set forth above.

Oasis Marketing Services, LLC

By: /s/ Craig Franklin

Name: Craig Franklin

Title: President

Address: Phoenix, AZ

Cubed, Inc.

By: /s/ Douglas Shinsato

Name: Douglas Shinsato

Title: COO

Address: 830 S. 4th Street, Las Vegas, NV 89101

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APPENDIX A

SUPPORT FEES

Customer Support/Shared Resources $** per talk minute

Or whichever total is greater –

Customer Support/Revenue Sharing

The Company will be compensated on a total of the following: **% from the sale of $*** per cube monthly, revenues from the initial set-up fees, with any other mutually agreed revenue percentage from other product offerings such as texting services.

New Campaign Set up Fee: $*****

Payment Terms: Billed on 1st and 15th of each month, net 7 calendar days

[Please confirm the foregoing fees for support services.]

INDS01 1453518v1

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